                                                                 EXHIBIT (a)(17)


                             EXCELSIOR FUNDS, INC.

                            ARTICLES SUPPLEMENTARY


          Excelsior Funds, Inc., a Maryland corporation having its principal office in the City of Baltimore, Maryland (hereinafter called the "Company"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

          FIRST: Pursuant to Section 2-208 of the Maryland General Corporation Law, the Board of Directors of the Company has classified 2,000,000,000 of the unissued shares of the Company's Common Stock pursuant to the following resolutions:

               RESOLVED, that pursuant to the authority expressly given to the Board in Article VI of the Company's Articles of Incorporation (the "Charter"), the Board hereby classifies an additional One Billion (1,000,000,000) of the Company's authorized but unissued and unclassified shares as Class A Common Stock (with an aggregate par value of One Million Dollars ($1,000,000));

               FURTHER RESOLVED, that each share of Class A Common Stock shall have all the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as set forth in the Company's Charter;

               FURTHER RESOLVED, that pursuant to the authority expressly given to the Board in Article VI of the Company's Charter, the Board hereby classifies an additional One Billion (1,000,000,000) of the Company's authorized but unissued and unclassified shares as Class B Common Stock (with an aggregate par value of One Million Dollars ($1,000,000));

               FURTHER RESOLVED, that each share of Class B Common Stock shall have all the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as set forth in the Company's Charter;

          SECOND: The shares of Class A Common Stock and Class B Common Stock of the Company classified pursuant to the resolutions set forth in Article FIRST of these Articles
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Supplementary have been classified by the Company's Board of Directors under the authority contained in the Charter of the Company.

               THIRD: These Articles Supplementary do not increase the total number of shares that the Company is authorized to issue or the aggregate par value thereof. The total number of shares of capital stock which the Company is presently authorized to issue remains Thirty-Five Billion (35,000,000,000) shares of capital stock of the par value of One Mill ($0.001) per share and of the aggregate par value of Thirty-Five Million Dollars ($35,000,000), classified or remaining unclassified as follows:

               Class A Common Stock: Three Billion (3,000,000,000) shares of
               --------------------
          capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Three Million Dollars ($3,000,000);

               Class A Common Stock -- Special Series 1: One Billion
               ----------------------------------------
          (1,000,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of One Million Dollars ($1,000,000);

               Class B Common Stock: Three Billion (3,000,000,000) shares of
               --------------------
          capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Three Million Dollars
         ($3,000,000);

               Class B Common Stock -- Special Series 1: One Billion
               ----------------------------------------
          (1,000,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of One Million Dollars ($1,000,000);

               Class C Common Stock: Seven Hundred Fifty Million (750,000,000)
               --------------------
          shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Seven Hundred Fifty Thousand Dollars ($750,000);

               Class C Common Stock -- Special Series 1: One Billion
               ----------------------------------------
          (1,000,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of One Million Dollars ($1,000,000);

               Class C Common Stock -- Special Series 2: Five Hundred Million
               -----------------------------------------
          (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

               Class D Common Stock: Three Hundred Seventy Five Million
               --------------------
          (375,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share

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          and of the aggregate par value of Three Hundred Seventy Five Thousand
          Dollars ($375,000);

               Class D Common Stock -- Special Series 1: Three Hundred Seventy
               ----------------------------------------
          Five Million (375,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Three Hundred Seventy Five Thousand Dollars ($375,000);

               Class F Common Stock: Three Hundred Seventy Five Million
               --------------------
          (375,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Three Hundred Seventy Five Thousand Dollars ($375,000);

               Class F Common Stock -- Special Series 1: Five Hundred Million
               ----------------------------------------
          (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

               Class G Common Stock: Two Billion (2,000,000,000) shares of
               --------------------
          capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Two Million Dollars ($2,000,000);

               Class G Common Stock -- Special Series 1: Five Hundred Million
               ----------------------------------------
          (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

               Class H Common Stock: Five Hundred Million (500,000,000) shares
               --------------------
          of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

               Class H Common Stock -- Special Series 1: Five Hundred Million
               ----------------------------------------
          (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

               Class I Common Stock: Five Hundred Million (500,000,000) shares
               ---------------------
          of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

               Class I Common Stock -- Special Series 1: Five Hundred Million
               ----------------------------------------
          (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

              Class J Common Stock: Five Hundred Million (500,000,000) shares
              --------------------
          of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

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              Class J Common Stock -- Special Series 1: Five Hundred Million
              ----------------------------------------
          (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

              Class K Common Stock: Five Hundred Million (500,000,000) shares
              --------------------
          of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

              Class K Common Stock -- Special Series 1: Five Hundred Million
              ----------------------------------------
          (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

              Class L Common Stock: Five Hundred Million (500,000,000) shares
              --------------------
          of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

              Class L Common Stock -- Special Series 1: Five Hundred Million
              ----------------------------------------
          (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

              Class M Common Stock: Five Hundred Million (500,000,000)
              --------------------
          shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

              Class M Common Stock -- Special Series 1: Five Hundred Million
              ----------------------------------------
          (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

              Class N Common Stock: Five Hundred Million (500,000,000) shares
              --------------------
          of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

              Class N Common Stock -- Special Series 1: Five Hundred Million
              ----------------------------------------
          (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

              Class N Common Stock -- Special Series 2: Five Hundred Million
              ----------------------------------------
          (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

              Class O Common Stock: Five Hundred Million (500,000,000) shares
              --------------------
          of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

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              Class O Common Stock -- Special Series 1: Five Hundred Million
              ----------------------------------------
          (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

              Class P Common Stock: Five Hundred Million (500,000,000) shares
              --------------------
          of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

              Class P Common Stock -- Special Series 1: Five Hundred Million
              ----------------------------------------
          (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

              Class Q Common Stock: Five Hundred Million (500,000,000) shares
              --------------------
          of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

              Class Q Common Stock -- Special Series 1: Five Hundred Million
              ----------------------------------------
          (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

              Class R Common Stock: Five Hundred Million (500,000,000) shares
              --------------------
          of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

              Class R Common Stock -- Special Series 1: Five Hundred Million
              ----------------------------------------
          (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

              Class S Common Stock: Five Hundred Million (500,000,000) shares
              --------------------
          of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

              Class S Common Stock -- Special Series 1: Five Hundred Million
              ----------------------------------------
          (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

              Class T Common Stock: Five Hundred Million (500,000,000) shares
              --------------------
          of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

               Class T Common Stock -- Special Series 1: Five Hundred Million
               ----------------------------------------
          (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

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              Class T Common Stock -- Special Series 2: Five Hundred Million
              ----------------------------------------
          (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

               Class U Common Stock: Five Hundred Million (500,000,000) shares
               --------------------
          of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

               Class U Common Stock -- Special Series 2: Five Hundred Million
               ----------------------------------------
          (500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

               Class V Common Stock: Five Hundred Million (500,000,000) shares
               --------------------
          of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

               Class W Common Stock: Five Hundred Million (500,000,000) shares
               --------------------
          of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000); and

               Class X Common Stock: Five Hundred Million (500,000,000) shares
               --------------------
          of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000).

          The total number of authorized and unclassified shares of capital stock of the Company remaining after the actions described above is Four Billion One Hundred Twenty-Five Million (4,125,000,000) shares of capital stock of the par value of One Mill ($0.001) per share and of the aggregate par value of Four Million One Hundred Twenty-Five Thousand Dollars ($4,125,000).

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          IN WITNESS WHEREOF, Excelsior Funds, Inc. has caused these presents to be signed in its name and on its behalf by its President and attested to by its Assistant Secretary as of July 17, 2000.

                                        EXCELSIOR FUNDS, INC.



                                        By:  /s/ Frederick S. Wonham
                                             -----------------------
                                             Frederick S. Wonham
                                             President

WITNESS:



/s/ Michael P. Malloy
---------------------
Michael P. Malloy
Assistant Secretary
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                                  CERTIFICATE


          THE UNDERSIGNED, President of EXCELSIOR FUNDS, INC., who executed on behalf of said Corporation the attached Articles Supplementary of said Corporation, of which this Certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the attached Articles Supplementary to be the corporate act of said Corporation, and certifies that to the best of his knowledge, information and belief the matters and facts set forth in the attached Articles Supplementary with respect to authorization and approval are true in all material respects under the penalties for perjury.


                                           /s/ Frederick S. Wonham
                                           -----------------------
                                           Frederick S. Wonham
                                           President

Dated as of:  July 17, 2000